UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

July 22, 2020

Date of Report (Date of Earliest event reported)

SHARING SERVICES GLOBAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55997	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Coit Road, Suite 100, Plano, Texas 75075
(Address of principal executive offices)

Registrant’s telephone number, including area code:	469-304-9400

SHARING SERVICES GLOBAL CORPORATION

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (/Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.01 Entry into a Material Definitive Agreement

On July 22, 2020, Sharing Services Global Corporation (the “Company”) and Chan Heng Fai Ambrose, an independent director of the Company, entered into a Stock Purchase and Share Subscription Agreement (the “SPA Agreement”) pursuant to which Mr. Chan agreed to invest $3,000,000 in the Company in exchange for 30,000,000 shares of the Company’s Class A Common Stock and a fully vested Stock Warrant to purchase up to 10,000,000 shares of the Company’s Class A common stock at an exercise price of $0.20 per share. Simultaneously with the SPA Agreement, Mr. Chan and Decentralized Sharing Systems, Inc. (DSS), a shareholder of the Company, entered into an Assignment and Assumption Agreement pursuant to which Mr. Chan assigned to DSS all interests in the SPA Agreement. DSS is an “accredited investor” as defined in the Securities Act.

Under the terms of the SPA Agreement, the shares of Class A Common Stock to be issued pursuant to the SPA Agreement will be subject to a one (1) year restriction. In addition, the Stock Warrant to be issued pursuant to the SPA Agreement expires on the third anniversary from the issuance date, unless exercised earlier.

ITEM 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 above is incorporated herein by reference. The shares of Common Stock and the Stock Warrant to be issued pursuant to the SPA Agreement, and the shares of stock to be issued upon exercise of the Stock Warrant are not registered securities under the Securities Act of 1933, as amended.

Proceeds from this transaction will be used for general corporate purposes.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Stock Purchase and Share Subscription Agreement dated July 22, 2020 *

*	Included herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2020	SHARING SERVICES GLOBAL CORPORATION

	By:	/s/ John Thatch
	Name:	John Thatch
	Title:	President, Chief Executive Officer and Director

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